UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2023

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2023, the board of directors (the “Board”) of Commercial Metals Company (the “Company”) (i) increased the size of the Board from eight directors to nine directors and (ii) appointed Robert S. Wetherbee to serve as a Class I director of the Company effective as of March 21, 2023. As such, Mr. Wetherbee will stand for re-election at the Company’s 2026 annual meeting of stockholders. A copy of the press release announcing the appointment is attached hereto as Exhibit 99.1.

Since 2019, Mr. Wetherbee has served as the President and Chief Executive Officer of ATI, Inc. (“ATI”), a publicly traded global producer of high-performance specialty materials and solutions for the global aerospace and defense markets, and critical applications in electronics, medical and specialty energy. Mr. Wetherbee has also served on the board of directors of ATI since 2019, and was appointed Chairman of ATI’s board of directors in May 2021. From 2015 until 2018, Mr. Wetherbee served as Executive Vice President of ATI Flat Rolled Products Group, and prior to that, was the President of ATI Flat Rolled Products. Previously, Mr. Wetherbee served as President and Chief Executive Officer of Minerals Technologies, Inc. and as President of ATI’s tungsten business, following a 29-year career with Alcoa Inc.

As compensation for his service on the Board, Mr. Wetherbee will receive the Company’s standard compensation for non-employee directors, including equity incentive awards pursuant to the Company’s 2013 Long-Term Equity Incentive Plan, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 22, 2022. Mr. Wetherbee has been appointed to serve on the Compensation Committee and Finance Committee. There are no arrangements or understandings between Mr. Wetherbee and any other persons pursuant to which Mr. Wetherbee was named a director of the Company. Except as noted herein, Mr. Wetherbee does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Commercial Metals Company on February 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: February 9, 2023

	By:	/s/ Jody Absher
	Name:	Jody Absher
	Title:	VP, Chief Legal Officer and Secretary